Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 823,000,000
Previously Paid Amount	0
Total Fee Amount	113,656.3
Total Offset Amount	0
Net Fee	$ 113,656.3
Final Prospectus	false